Investor Presentation

Pressure BioSciences, Inc.
(OTCQB: PBIO)

Discovery Starts with Sample Preparation™

Rodman and Renshaw
Global Investment Conference

September 10, 2014

Richard T. Schumacher
President, CEO, Board Member

PBI

Forward Looking Statements

This presentation may contain forward looking statements that reflect management's current views and opinions as to the status of the Company's products, technology and other future events and operations. These statements are neither a promise nor guarantee, but involve risks and uncertainties that could cause actual results to differ materially from those anticipated or indicated. Investors are cautioned that any forward looking statements should be considered in light of such risks and uncertainties including, without limitation, those detailed in the Company's filings with the Securities and Exchange Commission.

PBI

Company Overview (OTCQB: PBIO)

- 24 Patents: Pressure Cycling Technology (PCT) Platform
- 32M CS/CS Equivalents OS (Float ~12M) - approx
- Market Cap (fully diluted): $8.3 Million
- Dvpt & Sale of PCT-based Products (Instruments & Consumables)
- 250 PCT Systems Installed, 150 Customers, 100 Publs - approx
- Early Revenue (grants/products): 2012 ($1.2M), 2013 ($1.5M)
- 1H 2014 Product Revenue (no grants): $712K … up 70%

Support Research Labs WW with Novel & Enabling

PCT-based Sample Preparation Products

Initial Focus: Biomarker Discovery & Forensics

PBI

Experienced Senior Management & Board

Management

- **Mr. Richard T. Schumacher, President & CEO**
  Boston Biomedica (CEO, Founder); Panacos Pharma (President, Co-founder); Trinity Biotech (Founding Group); CBR Labs (Gen'l Mgr) - Harvard Medical School
- **Dr. Edmund Y. Ting, Senior Vice President of Engineering**
  Avure Technologies (CSO); Flow Int'l (CSO); Grumman Aerospace; MIT (Ph.D.)
- **Dr. Alexander V. Lazarev, Vice President of R&D**
  Proteome Systems; Genomic Solutions; ESA; University of Kazan (Ph.D.)
- **Dr. Nathan P. Lawrence, Vice President of Marketing**
  Boston Biomedica; BD; Gene-Trak Systems; Yale University (Ph.D.)
- **Mr. Richard P. Thomley, Chief Financial Officer**
  Kiva Systems; SynQor; Catamount Manufacturing; ChemDesign Corp

Board

• Jeffrey Peterson, MS	Chairman
• Kevin Pollack, Esq., MBA	Audit Committee Chairman
• Vito Mangiardi, MBA	Compensation Committee Chairman
• Mickey Urdea, Ph.D.	SAB Chairman
• Richard T. Schumacher	

PBI

Value Proposition: PCT-based biological sample preparation

- Analysis of DNA, RNA, Proteins, & Lipids ("biomolecules") is Crucial to the Discovery of New Biomarkers
- The Quality of Biomolecule Analysis Depends Significantly on the Quality of the Preparation of the Sample to be Analyzed
- Biological Sample Preparation is a Multi-Billion Market Comprised of an Estimated 500,000 Scientists in 80,000 Research Labs WW
- Current Sample Prep Methods are Highly Inadequate: *Bottleneck*
- Proven Platform: ~ 250 PCT Systems Installed (~150 Sites)
- Over 100 Publications Highlight the Clear Advantages of the PCT Platform Over Current Competitive Products
- Q1 2014: Released First-in-Kind Ultra-HP Instrument (100,000 psi)
- Q2 2014: Released our Novel, PCT-based Consumable for the Processing of Small Tissue Samples
- **Q2 2014: Released our PCT High Throughput System (microwell strips)**

PBI

Sample Preparation

Sample preparation is a term that refers to a wide range of activities that precede virtually all forms of scientific analysis. Sample preparation is often complex, time-consuming, and one of the most error-prone steps of scientific research. It is none-the-less a ubiquitous laboratory undertaking whose requirements drive a large and growing market, worldwide.

- **The Emmes Group (2008)**

PBI

Primary Sample Preparation for Biomolecular Analysis: Cell Lysis



PBI

Tools for Discovery

500,000 Scientists in 80,000 Biological Research Labs WW

Assortment of Analytical Instruments Used in the Discovery Process, e.g.,

- HPLC (est. of over 230,000 systems currently in use)
- Mass Spectrometers (est. of over 16,000 MS labs WW)
- DNA Sequencers, Real Time PCR
- Electrophoresis (1D, 2D, Western Blots, Southern Blots, etc.)
- Spectroscopy (NMR, EPR, CD, Raman, etc.)
- Immunoassay Analyzers (ELISA, RIA, microarrays, etc.)

What do all these analytical instruments have in common?

The quality of the results generated is directly related to the quality of the preparation of the sample to be analyzed

PBI

Sample Input Quality = Sample Result Quality



Scientific research can be broken down to three key elements: sample preparation, analysis, & data reduction/interpretation

"Discovery Starts with Sample Preparation"

PBI

Biomarker/Forensics Market: Estimated Size

	Estimated Market
• Genomics (DNA/RNA)	$7.1B in 2015 [b]
• Next Gen Sequencing (DNA)	$2.7B in 2017[c]
• Mass Spectrometry	$2.7B in 2011[a,d]
• Forensic Tools and Products (DNA)	$17.7B in 2019 [e]
• Sample Prep for all OMICS:	$8.4B in 2016 [f]

- **500,000 Scientists in 80,000 Biological Research Labs** WW [a]

[a] EMMES Group [b] Decisive Bio-Insights [c] Markets & Markets

[d] TechNavio [e] Transparency Market Rsh [f] bcc Research

PBI

PCT Sample Preparation System



Barocycler™ NEP2320



Barocycler™ NEP3229



PULSE Tube



MicroTubes






ProteoSolve
ProteoSolve
ProteoSolve

PCT-dependent Kits

PBI

Selected Marquee Customers (150)

Lilly

CDC
CENTERS FOR DISEASE CONTROL AND PREVENTION

VE RI TAS
HARVARD
MEDICAL SCHOOL

MONSANTO

FDA

NIH
National Institutes of Health

BIOGEN

STANFORD
UNIVERSITY

Battelle
The Business of Innovation

AMGEN

FBI

MERCK

U.S.ARMY

PBI

PCT Focus Area: Biomarker Discovery & Forensics

Biomarker Discovery: Cancer, Heart Disease, Stroke, Inf. Diseases, Etc.

Dr. Andreas Huhmer – Thermo Fisher Scientific

Dr. Michael Alterman – Tumor Vaccines and Biotechnology Branch, CBER, FDA

Dr. Alexander Ivanov – Harvard School of Public Health

Dr. Jennifer Van Eyk, Johns Hopkins School of Medicine

Dr. Wayne Hubbell, Distinguished Professor, Dept. of Chemistry & Biochemistry, UCLA

Dr. Hans Robert Kalbitzer, Professor, University of Regensburg

Dr. Ruedi Aebersold, Institute of Molecular Systems Biology, ETH Zurich, Switzerland

Forensics: Improved Processing of Rape Kits, Enhanced DNA Detection

Dr. Bruce Budowle, Health Science Center, University of North Texas

Dr. Bruce McCord, Florida International University

Dr. Dr. Henry C. Lee, the Henry C. Lee Institute of Forensic Science

PBI

The Barrier

Automated liquid handling helps ensure accuracy and reproducibility, eliminates repetitive tasks, and frees personnel for other activities.





Manual

Automated







PBI

The Solution *(4 years in the making)*












PBI
Barozyme HT48

June 2014 Release
<u>ASMS Annual Meeting</u>

- **Initial Application:**
  - High pressure digestion
- **Consumable:**
  - Proprietary 8-well strips
- **Number of Samples:**
  - 48 samples
- **User Control:**
  - Easy to use touch screen
  - LabView Software

PBI

The Future *(is now)*


PBI Pressure BioSciences Inc.
Barozyme HT48

PBI

Product Revenue Growth



$1,500,000
$1,250,000
$1,000,000
$750,000
$500,000
$250,000
$0
2011
$768K
2012
$809K
2013
$1,047K
6 Months
2014
$712K
No Barozyme
No HUB880
No u-Pestle

PBI

Initial (Jan 2015) Commercialization: Barozyme HT48

The following is for discussion purposes only – not to be viewed as guidance

Enhanced Mass Spectrometry Sample Preparation

We Believe

- there are approx 16,000 MS labs worldwide (8,000 U.S.)
- most MS protein analyses require digestion of proteins prior to processing
- PCT offers enhanced quality of protein digestion

Barozyme HT48 Instrument could generate ~ $25,000 instrument revenue on install

Barozyme HT48 Instrument could generate ~ $6,000/year in BaroFlex consumable revenue

Then based on gaining a 20% market share over 5 years:

(3,200 customers x $25K per Instrument)

$16M in instrument sale plus $19M in microwell strip consumable sales per year

PBI

Professor Wayne L. Hubbell



- Distinguished Professor of Biochemistry: UCLA School of Medicine
- Assoc. Dir.: Jules Stein Eye Institute (UCLA)
- Member, National Academy of Sciences
- Fellow, American Academy of Arts and Sciences
- Member, UCLA Molecular Biology Institute & UCLA Brain Research Institute
- Gold Medal, International EPR Society

The Hubbell research lab is focused on the relationship between the molecular structure of a protein and the conformational changes that control its function

"In my opinion, high pressure will play a central role in the discovery process that lies ahead in the exciting field of protein science, and the PBI equipment will make major contributions to this field."

PBI

Professor Jennifer Van Eyk



- Professor of Medicine, Cedars-Sinai Med. Ctr.
- Director, Basic Science Research, the Barbara Streisand Women's HC
- Director, Adv Clinical Biosystems Rsh. Institute
- Director, NHLBI Prot Innov Ctr, Heart Failure
- Formerly Professor of Medicine, Johns Hopkins School of Medicine
- Internationally Recognized Leader in the Field of Proteomics

The Van Eyk research lab is focused on studying the underlying molecular mechanisms of heart disease...

is seeking to discover novel changes in proteins that underpin the molecular mechanisms that drive disease...

and to develop new diagnostics and prognostic tests for clinical use.

PBI

Mr. David Weild IV

- Founder, Chairman, and CEO, IssuWorks
- CEO, Weild & Co Holdings (Inv Banking Firm)
- Former Vice-Chairman of NASDAQ
- Former Head of Global Equity Transactions, Prudential Securities
- Former President, PrudentialSecurities.com
- Former Head, Capital Markets Group of Grant Thornton LLP
- Known as the "Father of the JOBS Act", according to Forbes Magazine



NYSE EURONEXT
FIRST ON CNBC
DAVID WEILD
FORMER NASDAQ VICE CHAIR
DOW
-145.61 -1.16%
12,357.20
First in Business Worldwide.

Pressure BioSciences Engages IssuWorks in Strategic Advisory Role

Pressure BioSciences has retained IssuWorks and their management team to review strategic and financing alternatives, including the possible spin-off of vertical market applications into new, stand alone businesses.

PBI

Key Investment Highlights

- **Pressure Cycling Technology (PCT): Powerful, Enabling, Patented**
- **Proven Technology: ~ 250 Installations in ~150 Marquee Laboratories**
- **Experienced Management Team and Board of Directors**
- **Large Market Opportunity (est. $6 Billion; 80k Labs)**
- **Closed $3.0M PIPE - *Final Tranche Expected to Close by 9/30/14***

Short Term Growth Drivers (2H 2014 into 2015)

- **On-going Discussions with Large Potential Strategic Partners**
- ***"Razor/Razorblade"* Business Model (Product Rev Up 70% in 1H 2014)**
- **New Products: Barozyme HT48 HUB880 u-Pestle**
- **Possible Spin-off of Vertical Market Applications**

PBI